Prospectus Supplement	January 31, 2023

Putnam VT Multi-Asset Absolute Return Fund
Prospectuses dated April 30, 2022

At a meeting held on January 27, 2023, the Board of Trustees of Putnam Variable Trust (the “Trust”) approved a plan to liquidate Putnam VT Multi-Asset Absolute Return Fund (the “Fund”), a series of the Trust (the “Plan”), upon recommendation by Putnam Investment Management, LLC, the Fund’s investment adviser. The liquidation of the Fund is expected to occur on or about April 21, 2023 (the “Liquidation Date”), although the Fund may make dispositions of portfolio holdings prior to the Liquidation Date.

Effective as of April 20, 2023, the Fund will be closed to new contract holder purchases, other than the automatic reinvestment of dividends, in anticipation of the liquidation. Contract holders can submit redemption requests at any time on or before the close of business on April 20, 2023 at the then-current net asset value.

As soon as reasonably practicable after the Liquidation Date, after the payment of (or provision for) all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, and after determination of any dividend(s) to be paid pursuant to the Plan, the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders as of April 21, 2023 who have not previously redeemed all of their Fund shares.

Contract holders should consult their tax advisors about the tax implications of the liquidation of the Fund.

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